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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 12, 1997, relating to the consolidated financial statements of Stage Stores, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Houston, Texas
August 26, 1997